Exhibit 10.34

FIRST AMENDMENT TO ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS FIRST AMENDMENT TO ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Amendment”) dated as of January 2, 2014 is between EarthLink, LLC (“EarthLink”), EarthLink Holdings Corp., a Delaware corporation (“HoldCo”), and EarthLink Shared Services, LLC, a Delaware limited liability company (“Shared Services”). All capitalized terms used in this Amendment and not defined herein have the respective meanings ascribed to them in the Agreement and Plan of Merger, dated as of December 30, 2013 (the “Merger Agreement”), by and among EarthLink, Inc., HoldCo and EarthLink.

RECITALS

WHEREAS, the parties entered into that certain Assignment and Assumption Agreement, dated as of December 30, 2013 (the “Agreement”); and

WHEREAS, the parties which to confirm the terms and conditions of the Agreement and make certain amendments on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, EarthLink, HoldCo, MergerSub and Shared Services hereby agree as follows:

1.    Exhibit B of the Agreement is hereby deleted and replaced in its entirety by Exhibit B, attached to this Amendment.

2.    This Amendment shall be deemed to be effective at the Effective Time.

3.    This Amendment is limited in effect and, except as specifically set forth in this Amendment, shall apply only as expressly set forth in this Amendment and shall not constitute a modification or amendment of any other provision of the Agreement. The Agreement is modified only by the express provisions of this Amendment, and shall as so modified remain in full force and effect and is hereby ratified and confirmed by the parties hereto in all respects.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Assignment and Assumption Agreement as of the date first written above.

EARTHLINK HOLDINGS CORP.,
a Delaware corporation

By: /s/ Bradley A. Ferguson
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief         Financial Officer

EARTHLINK, LLC,
a Delaware limited liability company

By: /s/ Bradley A. Ferguson
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief         Financial Officer

EARTHLINK SHARED SERVICES, LLC,
a Delaware limited liability company

By: /s/ Bradley A. Ferguson
Name: Bradley A. Ferguson
Title: Executive Vice President, Chief         Financial Officer

Exhibit B

Plans

•	EarthLink, Inc. 2013 Short-Term Incentive Bonus Plan

•	EarthLink, Inc. Second Amended and Restated Change-in-Control Accelerated Vesting and Severance Plan

•	EarthLink, Inc. Severance Plan and Summary Plan Description

•	EarthLink, Inc. Employee Handbook

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